                                                                    Exhibit 99.1

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


ASSUMPTIONS
Prepay Speed              100% FRM/ ARM PPC
LIBOR 1M                  1.12
LIBOR 6M                  1.22
Margin                    375 bps

CLASS M5
---------------------------------------------------------------
                                CALL             MATURITY
---------------------------------------------------------------
           DM                               Price
---------------------------------------------------------------
           300                    103.31496          103.67154
           325                    102.19540          102.51163
           350                    101.09049          101.36782
           375                    100.00000          100.23985
---------------------------------------------------------------






--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]



CLASS M3
Pricing Speed    FRM: 23 HEP
                 ARM: 28 CPR
LIBOR 1M         1.12
LIBOR 6M         1.22

PAY DATE                PERFORMING BALANCE       INTEREST PAYMENT      PRINCIPAL PAYMENT       TOTAL PAYMENT
      12/25/2003                 9,418,000                 23,310                      -              23,310    23,309.55
       1/25/2004                 9,418,000                 24,087                      -              24,087    24,086.54
       2/25/2004                 9,418,000                 24,087                      -              24,087    24,086.54
       3/25/2004                 9,418,000                 22,533                      -              22,533    22,532.57
       4/25/2004                 9,418,000                 24,087                      -              24,087    24,086.54
       5/25/2004                 9,418,000                 23,310                      -              23,310    23,309.55
       6/25/2004                 9,418,000                 24,087                      -              24,087    24,086.54
       7/25/2004                 9,418,000                 23,310                      -              23,310    23,309.55
       8/25/2004                 9,418,000                 24,087                      -              24,087    24,086.54
       9/25/2004                 9,418,000                 24,087                      -              24,087    24,086.54
      10/25/2004                 9,418,000                 23,310                      -              23,310    23,309.55
      11/25/2004                 9,418,000                 24,087                      -              24,087    24,086.54
      12/25/2004                 9,418,000                 23,310                      -              23,310    23,309.55
       1/25/2005                 9,418,000                 24,087                      -              24,087    24,086.54
       2/25/2005                 9,418,000                 24,087                      -              24,087    24,086.54
       3/25/2005                 9,418,000                 21,756                      -              21,756    21,755.58
       4/25/2005                 9,418,000                 24,087                      -              24,087    24,086.54
       5/25/2005                 9,418,000                 23,310                      -              23,310    23,309.55
       6/25/2005                 9,418,000                 24,087                      -              24,087    24,086.54
       7/25/2005                 9,418,000                 23,310                      -              23,310    23,309.55
       8/25/2005                 9,418,000                 24,087                      -              24,087    24,086.54
       9/25/2005                 9,418,000                 24,087                      -              24,087    24,086.54
      10/25/2005                 9,418,000                 23,310                      -              23,310    23,309.55
      11/25/2005                 9,418,000                 24,087                      -              24,087    24,086.54
      12/25/2005                 9,418,000                 23,310                      -              23,310    23,309.55
       1/25/2006                 9,418,000                 24,087                      -              24,087    24,086.54
       2/25/2006                 9,418,000                 24,087                      -              24,087    24,086.54
       3/25/2006                 9,418,000                 21,756                      -              21,756    21,755.58
       4/25/2006                 9,418,000                 24,087                      -              24,087    24,086.54
       5/25/2006                 9,418,000                 23,310                      -              23,310    23,309.55
       6/25/2006                 9,418,000                 24,087                      -              24,087    24,086.54
       7/25/2006                 9,418,000                 23,310                      -              23,310    23,309.55
       8/25/2006                 9,418,000                 24,087                      -              24,087    24,086.54
       9/25/2006                 9,418,000                 24,087                      -              24,087    24,086.54
      10/25/2006                 9,418,000                 23,310                      -              23,310    23,309.55
      11/25/2006                 9,418,000                 24,087                      -              24,087    24,086.54
      12/25/2006                 9,418,000                 23,310                      -              23,310    23,309.55
       1/25/2007                 9,418,000                 24,087              2,159,236           2,183,323    24,086.54
       2/25/2007                 7,258,764                 18,564                476,994             495,559    18,564.29
       3/25/2007                 6,781,769                 15,666                177,633             193,299    15,665.89
       4/25/2007                 6,604,136                 16,890                172,985             189,875    16,890.08
       5/25/2007                 6,431,151                 15,917                168,458             184,375    15,917.10
       6/25/2007                 6,262,693                 16,017                164,050             180,067    16,016.84
       7/25/2007                 6,098,643                 15,094                159,758             174,852    15,094.14
       8/25/2007                 5,938,886                 15,189                155,578             170,766    15,188.70
       9/25/2007                 5,783,308                 14,791                151,507             166,298    14,790.81
      10/25/2007                 5,631,801                 13,939                147,543             161,482    13,938.71
      11/25/2007                 5,484,258                 14,026                143,684             157,710    14,025.99
      12/25/2007                 5,340,574                 13,218                139,925             153,143    13,217.92
       1/25/2008                 5,200,649                 13,301                136,264             149,565    13,300.66
       2/25/2008                 5,064,385                 12,952                132,700             145,652    12,952.16
       3/25/2008                 4,931,685                 11,799                129,229             141,028    11,799.06
       4/25/2008                 4,802,456                 12,282                125,849             138,131    12,282.28
       5/25/2008                 4,676,607                 11,575                122,557             134,132    11,574.60
       6/25/2008                 4,554,049                 11,647                119,352             130,999    11,646.98
       7/25/2008                 4,434,697                 10,976                116,231             127,206    10,975.88
       8/25/2008                 4,318,467                 11,044                113,197             124,241    11,044.48
       9/25/2008                 4,205,270                 10,755                110,432             121,187    10,754.98
      10/25/2008                 4,094,838                 10,135                107,560             117,695    10,134.73
      11/25/2008                 3,987,278                 10,197                104,743             114,940    10,197.46
      12/25/2008                 3,882,536                  9,609                101,999             111,608     9,609.28
       1/25/2009                 3,780,536                  9,669                 99,327             108,996     9,668.72
       2/25/2009                 3,681,209                  9,415                 96,726             106,140     9,414.69
       3/25/2009                 3,584,484                  8,280                 94,192             102,472     8,280.16
       4/25/2009                 3,490,292                  8,926                 91,725             100,651     8,926.42
       5/25/2009                 3,398,567                  8,411                 89,322              97,734     8,411.45
       6/25/2009                 3,309,244                  8,463                 86,983              95,446     8,463.39
       7/25/2009                 3,222,262                  7,975                 84,705              92,680     7,975.10
       8/25/2009                 3,137,557                  8,024                 82,486              90,510     8,024.30
       9/25/2009                 3,055,071                  7,813                 80,326              88,139     7,813.34
      10/25/2009                 2,974,745                  7,362                 78,222              85,584     7,362.49
      11/25/2009                 2,896,523                  7,408                 76,173              83,581     7,407.86
      12/25/2009                 2,820,350                  6,980                 74,178              81,159     6,980.37
       1/25/2010                 2,746,172                  7,023                 72,235              79,259     7,023.33
       2/25/2010                 2,673,936                  6,839                 70,344              77,182     6,838.59
       3/25/2010                 2,603,592                  6,014                 68,501              74,516     6,014.30
       4/25/2010                 2,535,091                  6,484                 66,707              73,191     6,483.50
       5/25/2010                 2,468,384                  6,109                 64,960              71,069     6,109.25
       6/25/2010                 2,403,424                  6,147                 63,259              69,406     6,146.76
       7/25/2010                 2,340,165                  5,792                 61,602              67,394     5,791.91
       8/25/2010                 2,278,563                  5,827                 59,989              65,816     5,827.43
       9/25/2010                 2,218,575                  5,674                 58,417              64,091     5,674.00
      10/25/2010                 2,160,157                  5,346                 56,887              62,234     5,346.39
      11/25/2010                 2,103,270                  5,379                 55,397              60,776     5,379.11
      12/25/2010                 2,047,873                  5,068                 53,946              59,015     5,068.48
       1/25/2011                 1,993,926                  5,099                 52,533              57,633     5,099.47
       2/25/2011                 1,941,393                  4,965                 51,157              56,122     4,965.11
       3/25/2011                 1,890,236                  4,366              1,890,236           1,894,602     4,366.44

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
--------------------------------------------------------------------------------

ABFC 2003-WMC1                         BANC OF AMERICA SECURITIES [LOGO OMITTED]


CLASS M3
Pricing Speed    FRM: 23 HEP
                 ARM: 28 CPR
LIBOR 1M         1.12
LIBOR 6M         1.22

PAY DATE                PERFORMING BALANCE       INTEREST PAYMENT      PRINCIPAL PAYMENT       TOTAL PAYMENT
      12/25/2003                 9,418,000                 23,310                      -              23,310
       1/25/2004                 9,418,000                 24,087                      -              24,087
       2/25/2004                 9,418,000                 24,087                      -              24,087
       3/25/2004                 9,418,000                 22,533                      -              22,533
       4/25/2004                 9,418,000                 24,087                      -              24,087
       5/25/2004                 9,418,000                 23,310                      -              23,310
       6/25/2004                 9,418,000                 24,087                      -              24,087
       7/25/2004                 9,418,000                 23,310                      -              23,310
       8/25/2004                 9,418,000                 24,087                      -              24,087
       9/25/2004                 9,418,000                 24,087                      -              24,087
      10/25/2004                 9,418,000                 23,310                      -              23,310
      11/25/2004                 9,418,000                 24,087                      -              24,087
      12/25/2004                 9,418,000                 23,310                      -              23,310
       1/25/2005                 9,418,000                 24,087                      -              24,087
       2/25/2005                 9,418,000                 24,087                      -              24,087
       3/25/2005                 9,418,000                 21,756                      -              21,756
       4/25/2005                 9,418,000                 24,087                      -              24,087
       5/25/2005                 9,418,000                 23,310                      -              23,310
       6/25/2005                 9,418,000                 24,087                      -              24,087
       7/25/2005                 9,418,000                 23,310                      -              23,310
       8/25/2005                 9,418,000                 24,087                      -              24,087
       9/25/2005                 9,418,000                 24,087                      -              24,087
      10/25/2005                 9,418,000                 23,310                      -              23,310
      11/25/2005                 9,418,000                 24,087                      -              24,087
      12/25/2005                 9,418,000                 23,310                      -              23,310
       1/25/2006                 9,418,000                 24,087                      -              24,087
       2/25/2006                 9,418,000                 24,087                      -              24,087
       3/25/2006                 9,418,000                 21,756                      -              21,756
       4/25/2006                 9,418,000                 24,087                      -              24,087
       5/25/2006                 9,418,000                 23,310                      -              23,310
       6/25/2006                 9,418,000                 24,087                      -              24,087
       7/25/2006                 9,418,000                 23,310                      -              23,310
       8/25/2006                 9,418,000                 24,087                      -              24,087
       9/25/2006                 9,418,000                 24,087                      -              24,087
      10/25/2006                 9,418,000                 23,310                      -              23,310
      11/25/2006                 9,418,000                 24,087                      -              24,087
      12/25/2006                 9,418,000                 23,310                      -              23,310
       1/25/2007                 9,418,000                 24,087              2,159,236           2,183,323
       2/25/2007                 7,258,764                 18,564                476,994             495,559
       3/25/2007                 6,781,769                 15,666                177,633             193,299
       4/25/2007                 6,604,136                 16,890                172,985             189,875
       5/25/2007                 6,431,151                 15,917                168,458             184,375
       6/25/2007                 6,262,693                 16,017                164,050             180,067
       7/25/2007                 6,098,643                 15,094                159,758             174,852
       8/25/2007                 5,938,886                 15,189                155,578             170,766
       9/25/2007                 5,783,308                 14,791                151,507             166,298
      10/25/2007                 5,631,801                 13,939                147,543             161,482
      11/25/2007                 5,484,258                 14,026                143,684             157,710
      12/25/2007                 5,340,574                 13,218                139,925             153,143
       1/25/2008                 5,200,649                 13,301                136,264             149,565
       2/25/2008                 5,064,385                 12,952                132,700             145,652
       3/25/2008                 4,931,685                 11,799                129,229             141,028
       4/25/2008                 4,802,456                 12,282                125,849             138,131
       5/25/2008                 4,676,607                 11,575                122,557             134,132
       6/25/2008                 4,554,049                 11,647                119,352             130,999
       7/25/2008                 4,434,697                 10,976                116,231             127,206
       8/25/2008                 4,318,467                 11,044                113,197             124,241
       9/25/2008                 4,205,270                 10,755                110,432             121,187
      10/25/2008                 4,094,838                 10,135                107,560             117,695
      11/25/2008                 3,987,278                 10,197                104,743             114,940
      12/25/2008                 3,882,536                  9,609                101,999             111,608
       1/25/2009                 3,780,536                  9,669                 99,327             108,996
       2/25/2009                 3,681,209                  9,415                 96,726             106,140
       3/25/2009                 3,584,484                  8,280                 94,192             102,472
       4/25/2009                 3,490,292                  8,926                 91,725             100,651
       5/25/2009                 3,398,567                  8,411                 89,322              97,734
       6/25/2009                 3,309,244                  8,463                 86,983              95,446
       7/25/2009                 3,222,262                  7,975                 84,705              92,680
       8/25/2009                 3,137,557                  8,024                 82,486              90,510
       9/25/2009                 3,055,071                  7,813                 80,326              88,139
      10/25/2009                 2,974,745                  7,362                 78,222              85,584
      11/25/2009                 2,896,523                  7,408                 76,173              83,581
      12/25/2009                 2,820,350                  6,980                 74,178              81,159
       1/25/2010                 2,746,172                  7,023                 72,235              79,259
       2/25/2010                 2,673,936                  6,839                 70,344              77,182
       3/25/2010                 2,603,592                  6,014                 68,501              74,516
       4/25/2010                 2,535,091                  6,484                 66,707              73,191
       5/25/2010                 2,468,384                  6,109                 64,960              71,069
       6/25/2010                 2,403,424                  6,147                 63,259              69,406
       7/25/2010                 2,340,165                  5,792                 61,602              67,394
       8/25/2010                 2,278,563                  5,827                 59,989              65,816
       9/25/2010                 2,218,575                  5,674                 58,417              64,091
      10/25/2010                 2,160,157                  5,346                 56,887              62,234
      11/25/2010                 2,103,270                  5,379                 55,397              60,776
      12/25/2010                 2,047,873                  5,068                 53,946              59,015
       1/25/2011                 1,993,926                  5,099                 52,533              57,633
       2/25/2011                 1,941,393                  4,965                 51,157              56,122
       3/25/2011                 1,890,236                  4,366                 49,817              54,184
       4/25/2011                 1,840,418                  6,173                 48,512              54,685
       5/25/2011                 1,791,906                  5,816                 47,242              53,058
       6/25/2011                 1,744,664                  5,852                 46,004              51,856
       7/25/2011                 1,698,660                  5,514                 44,799              50,313
       8/25/2011                 1,653,861                  5,547                 43,625              49,172
       9/25/2011                 1,610,236                  5,401                 42,482              47,883
      10/25/2011                 1,567,753                  5,089                 41,369              46,458
      11/25/2011                 1,526,384                  5,120                 40,286              45,405
      12/25/2011                 1,486,098                  4,824                 39,230              44,054
       1/25/2012                 1,446,868                  4,853                 38,202              43,055
       2/25/2012                 1,408,666                  4,725                 37,201              41,926
       3/25/2012                 1,371,465                  4,303                 36,226              40,530
       4/25/2012                 1,335,238                  4,478                 35,277              39,755
       5/25/2012                 1,299,961                  4,219                 34,353              38,572
       6/25/2012                 1,265,609                  4,245                 33,452              37,697
       7/25/2012                 1,232,156                  3,999                 32,576              36,575
       8/25/2012                 1,199,581                  4,023                 31,722              35,745
       9/25/2012                 1,167,859                  3,917                 30,890              34,807
      10/25/2012                 1,136,969                  3,690                 30,080              33,771
      11/25/2012                 1,106,889                  3,713                 29,292              33,004
      12/25/2012                 1,077,597                  3,498                 28,524              32,022
       1/25/2013                 1,049,073                  3,519                 27,776              31,295
       2/25/2013                 1,021,297                  3,425                 27,048              30,473
       3/25/2013                   994,249                  3,012                 26,338              29,350
       4/25/2013                   967,911                  3,246                 25,648              28,894
       5/25/2013                   942,263                  3,058                 24,975              28,034
       6/25/2013                   917,288                  3,077                 24,320              27,397
       7/25/2013                   892,968                  2,898                 23,682              26,581
       8/25/2013                   869,286                  2,916                 23,061              25,976
       9/25/2013                   846,225                  2,838                 22,456              25,294
      10/25/2013                   823,769                  2,674                 48,193              50,867
      11/25/2013                   775,576                  2,601                 77,429              80,030
      12/25/2013                   698,147                  2,266                 75,397              77,663
       1/25/2014                   622,750                  2,089                 73,418              75,507
       2/25/2014                   549,332                  1,842                 71,491              73,334
       3/25/2014                   477,841                  1,448                 69,614              71,062
       4/25/2014                   408,226                  1,369                 67,787              69,156
       5/25/2014                   340,439                  1,105                 66,007              67,112
       6/25/2014                   274,433                    920                 64,273              65,194
       7/25/2014                   210,159                    682                 62,585              63,268
       8/25/2014                   147,574                    495                 60,942              61,436
       9/25/2014                    86,632                    291                 59,341              59,631
      10/25/2014                    27,292                     89                 27,292              27,380

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.
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